Reserves	12 Months Ended
Dec. 31, 2017
Reserves
Reserves

21 Reserves

Retained earnings

The cumulative amount of goodwill written off directly to reserves resulting from acquisitions, net of disposals, amounted to $631m (2016: $613m; 2015: $624m) using year end rates of exchange. At 31 December 2017, 476,504 shares, at a cost of $22m, have been deducted from retained earnings (2016: 276,303 shares, at a cost of $19m; 2015: 49,105 shares, at a cost of $4m).

There are no significant statutory or contractual restrictions on the distribution of current profits of subsidiaries; undistributed profits of prior years are, in the main, permanently employed in the businesses of these companies. The undistributed income of AstraZeneca companies overseas might be liable to overseas taxes and/or UK taxation (after allowing for double taxation relief) if they were to be distributed as dividends (see Note 4).

	2017	2016	2015
	$m	$m	$m
Cumulative translation differences included within retained earnings
At 1 January	(2,028)	(372)	490
Foreign exchange arising on consolidation	536	(1,050)	(528)
Exchange adjustments on goodwill (recorded against other reserves)	18	(11)	(15)
Foreign exchange arising on designating borrowings in net investment hedges	505	(591)	(333)
Fair value movement on derivatives designated in net investment hedges	(48)	(4)	14
Net exchange movement in retained earnings	1,011	(1,656)	(862)
At 31 December	(1,017)	(2,028)	(372)

Cumulative amounts with respect to cash flow hedges included within retained earnings are $76m (2016: $80m; 2015: $nil).

Other reserves

The other reserves arose from the cancellation of £1,255m of share premium account by the Company in 1993 and the redenomination of share capital ($157m) in 1999. The reserves are available for writing off goodwill arising on consolidation and, subject to guarantees given to preserve creditors at the date of the court order, are available for distribution.